UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): October 6, 2021

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2021, the board of directors of CVR Energy, Inc. (the “Company”) and the board of directors of the general partner of CVR Partners, LP (the “Partnership”) appointed Dane J. Neumann, 37, to serve as Executive Vice President and Chief Financial Officer of the Company and the general partner of the Partnership, effective immediately. Mr. Neumann will hold the duties of principal financial officer for the Company and the Partnership.

Mr. Neumann most recently served as the Interim Chief Financial Officer and principal financial officer of the Company and the Partnership since August 9, 2021, and as Vice President of Finance & Treasurer of the Company and the Partnership since June 2020. Prior to that, he held various other roles within the Company and the Partnership’s finance organizations since June 2018, including Vice President of Financial Planning & Analysis and Director of Projects & Controls. Before joining the Company and the Partnership, Mr. Neumann served in various roles of increasing responsibility for Andeavor and its affiliates (each formerly publicly traded refining and marketing entities) from March 2011 until June 2018, including as Director of Commercial Business Planning & Analytics from June 2017 until June 2018; Director of Financial Planning & Analysis for Western Refining (“WNR”) from 2017 until its acquisition by Andeavor (then Tesoro Corp.) in June 2017; and Corporate Finance Manager for the general partner of Northern Tier Energy, LP from 2012 until its acquisition by WNR in June 2016. Mr. Neumann obtained a Bachelor of Science in Finance and Political Science and a Master of Business Administration from the University of Minnesota and is a Certified Public Accountant.

In connection with his appointment, Mr. Neumann and CVR Services, LLC (“CVR Services”), a wholly owned subsidiary of the Company, entered into an offer letter dated October 7, 2021, under which Mr. Neumann will be eligible to receive (a) a base annual salary of $400,000; (b) a bonus under the Company’s performance-based bonus plan at a target of 120% of his respective base salary, subject to the terms of the performance-based bonus plan; and (c) annual incentive awards under the Company’s Long Term Incentive Plan dated as of December 26, 2013 equal to 120% of his respective base salary, which awards are generally made in December of each year. Each incentive unit that may be granted represents the right to receive, upon vesting, a cash payment equal to the average fair market value of one share of the Company’s common stock in accordance with the award agreement, plus the per share cash value of all dividends declared and paid by the Company from the grant date up to and including the vesting date. In addition, Mr. Neumann will be entitled to participate in such health, insurance, retirement and other employee benefit plans and programs of the Company as in effect from time to time on the same basis as other senior executives of the Company. The foregoing description of the offer letter does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and is incorporated herein by reference.

The Company indirectly owns 100% of the Partnership’s general partner and approximately 36% of the common units representing limited partner interests in the Partnership. The Partnership obtains certain management and other services from Company and certain of its subsidiaries (including CVR Services), pursuant to a Corporate Master Service Agreement among the Partnership, its general partner, the Company and certain of their subsidiaries effective January 1, 2020 (the “Service Agreement”). In accordance with the Service Agreement, the Partnership (or its subsidiaries or general partner, as the case may be) pays to the Company or its subsidiaries a monthly fee which includes, among other costs, a pro rata share of personnel costs (including an allocated portion of performance-based bonuses and incentive units) incurred in connection with the employment of certain employees who provide services to the Partnership, including Mr. Neumann. The foregoing description of the Service Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Service Agreement, a copy of which was filed as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

There are no other arrangements or understandings with Mr. Neumann pursuant to which he was appointed to this role. There are no family relationships between Mr. Neumann and any director or executive officer of the Company, the Partnership or its general partner and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On October 12, 2021, the Company issued a press release announcing the matters described in Item 5.02 of this report, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being “furnished” and is not deemed “filed” by Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being “furnished” as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

99.1	Press release dated October 12, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2021

CVR Energy, Inc.

By:	/s/ Melissa M. Buhrig
Melissa M. Buhrig
Executive Vice President, General Counsel and Secretary